UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 14, 2002
                               ------------------

                         Universal Equity Partners, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                     0-32583                   23-3075816
                     -------                   ----------
            (Commission File Number) (IRS Employer Identification No.)

                  1666 NE 194 Street, N. Miami Beach, FL 33179
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (305) 733-0954

                              --------------------
                  Registrant's telephone number, including area
                                     code:

     1422 Chestnut Street, Suite #410, Philadelphia, PA 19102 (215) 893-3662
                   -------------------------------------------
                   (Former name, address and telephone number)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         (a) On January 14, 2002, Angoeo, Inc., a Florida corporation acquired 4,750,000 shares of common stock of Universal Equity Partners, Inc. (the "Registrant") from Dotcom Internet Ventures Ltd., a Delaware corporation, in a private purchase transaction. Immediately afterwards, it transferred the shares to its sole stockholder, Ana Claudia Garber. Simultaneously with this transaction, the Board of Directors of the Registrant appointed George Wainer to the Board of Directors effective on January 21, 2002 and all former officers and directors resigned. Mr. Wainer was then named President, Secretary and Treasurer of the Registrant. Mr. Wainer is the husband of Ms. Garber.

         The Registrant has 5,000,000 shares of common stock outstanding. A copy of the Stock Purchase Agreement reflecting the sale of the 4,750,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

         (b) The following table sets forth, as of January 14, 2002, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

                                                                           Amount and
                                                                            Nature of
                          Name and Address of                              Beneficial
Title of Class            Beneficial Owner (1)                              Ownership         Percent of Class
--------------            --------------------                              ---------         ----------------
Common Stock              Ana Claudia Garber                                4,750,000                95%
                          1666 NE 194 Street
                          N. Miami Beach, FL 33179

Common Stock              George Wainer (2)                                 4,750,000                95%
                          1666 NE 194 Street
                          N. Miami Beach, FL 33179

Common Stock              All Officers and Directors as a Group             4,750,000                95%
                          (1 person)

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.


(2) Mr. Wainer as the husband of Ms. Garber is deemed to be a beneficial owner of the shares of the Registrant's common stock owned by her.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

         1.1. Stock Purchase Agreement by and among Dotcom Internet Ventures Ltd., William Tay and Angoeo, Inc. dated as of January 7, 2002.



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNIVERSAL EQUITY PARTNERS, INC.



                                             By: /s/ George Wainer
                                                 --------------------------
                                                   George Wainer, President

Date: January 23, 2002